UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

NUVALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40671	81-5112298
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nuvalent, Inc.

One Broadway, 14th Floor, Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

(857) 357-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws

As previously disclosed in the Registration Statement on Form S-1, as amended (File No. 333–257730) (the “Registration Statement”) of Nuvalent, Inc. (the “Company”), on August 2, 2021 and in connection with the consummation of the initial public offering of the Company’s common stock (“IPO”), the Company filed a third amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware. The Company’s board of directors (the “Board”) and stockholders previously approved the Restated Certificate to be filed in connection with, and to become effective in connection with consummation of the IPO. The Restated Certificate amends and restates the Company’s existing amended and restated certificate of incorporation, as amended, in its entirety to, among other things: (i) authorize 150,000,000 shares of common stock, 140,000,000 of which are designated Class A common stock and 10,000,000 of which are designated Class B common stock; (ii) eliminate all references to the previously-existing series of preferred stock; and (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Board in one or more series.

The foregoing description of the Restated Certificate is qualified by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In addition, as previously disclosed in the Registration Statement, on July 28, 2021 and in connection with the effectiveness of the Registration Statement, the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), previously approved by the Board and the Company’s stockholders to become effective immediately upon effectiveness of the Registration Statement, became effective. The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting and call special meetings of stockholders; (ii) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors; and (iv) conform to the amended provisions of the Restated Certificate.

The foregoing description of the Amended and Restated Bylaws is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Third Amended and Restated Certificate of Incorporation of Nuvalent, Inc.

3.2	Amended and Restated Bylaws of Nuvalent, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvalent, Inc.

Date: August 2, 2021	By:	/s/ James R. Porter
James R. Porter
President and Chief Executive Officer